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                    Prudential Jennison Growth & Income Fund
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                          Supplement dated May 5, 2000
                       Prospectus dated December 2, 1999

   On May 2, 2000, the Board of Directors of The Prudential Investment Portfolios, Inc. approved a change in the name of one of its series, from Prudential Jennison Growth & Income Fund to 'Prudential Jennison Equity Opportunity Fund,' effective May 30, 2000.

   The following supplements information contained in the Prospectus on page 15 under 'How the Fund is Managed--Portfolio Manager':

   Mark G. DeFranco and Brian M. Gillott assist Bradley Goldberg in managing the Fund. Mr. DeFranco has served as a portfolio manager for the Fund since May 2000. Mr. DeFranco, a vice president, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as an equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

   Brian M. Gillott has served as a portfolio manager of the Fund since May 2000. Mr. Gillott, a vice president, joined Jennison in 1998. Previously, Mr. Gillott was an equity analyst with Soros Fund Management (1997 to 1998) and with Goldman Sachs & Co. (1995 to 1997). Mr. Gillott received a B.S. with honors from Penn State University.
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